Exhibit 10.5

Execution Version

THIRD AMENDING AGREEMENT TO THE INVESTOR RIGHTS AGREEMENT

THIS AGREEMENT is made as of the 24th day of May, 2019,

AMONG:

MIDAS GOLD CORP., a corporation existing under the laws of the Province of British Columbia

(hereinafter referred to as the “Corporation”)

– and –

BARRICK GOLD CORPORATION, a corporation existing under the laws of the Province of British Columbia

(hereinafter referred to as the “Investor”).

WHEREAS the Corporation and the Investor are party to an investor rights agreement dated May 16, 2018, as amended by the first amending agreement to the investor rights agreement dated March 24, 2019 and the second amending agreement to the investor rights agreement dated May 15, 2019 (together, the “IR Agreement”);

AND WHEREAS the Parties have agreed to amend the IR Agreement as provided for in this third amending agreement to the investor rights agreement (the “Third Amending Agreement”);

NOW THEREFORE, in consideration of the respective covenants and agreements of the Parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

GENERAL

1.1	Definitions

In this Third Amending Agreement unless otherwise defined herein, or the context otherwise requires, all capitalized terms have the respective meanings ascribed thereto in the IR Agreement.

1.2	Interpretation

This Third Amending Agreement amends the IR Agreement and shall be read in conjunction therewith. In the event of any conflict or inconsistency between the IR Agreement and this Third Amending Agreement, the provisions of this Third Amending Agreement shall prevail. All references in this Third Amending Agreement to Sections, unless otherwise expressly provided herein, are references to Sections of the IR Agreement. All references in this Third

Amending Agreement to the “Agreement” are references to the IR Agreement, as amended by this Third Amending Agreement.

ARTICLE 2

AMENDMENTS TO THE IR AGREEMENT

2.1	Section 6.4

(a)Section 6.4(b) of the IR Agreement is amended by replacing “May 24, 2019” in the second line of such section and replacing it with “June 12, 2019”.

(b)Section 6.4(d) of the IR Agreement is amended by deleting “May 27, 2019” in the last line of such section and replacing it with “June 13, 2019”.

ARTICLE 3

MISCELLANEOUS

3.1Confirmation of IR Agreement

The IR Agreement, as amended by this Third Amending Agreement, is hereby confirmed in all respects and continues in full force and effect, with time remaining of the essence.

3.2Counterparts

This Third Amending Agreement may be executed in any number of counterparts (whether by fax or other electronic means), each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Third Amending Agreement.

MIDAS GOLD CORP.

by	/s/ Stephen P. Quin
	Name:	Stephen P. Quin
	Title:	President & CEO

Signature Page – Third Amending Agreement

BARRICK GOLD CORPORATION

by	/s/ Catherine Raw
	Name:	Catherine Raw
	Title:	COO, North America

/s/ Leo van Wyk
	Name:	Leo van Wyk
	Title:	Treasurer

Signature Page – Third Amending Agreement